THIS  WARRANT AND THE SHARES OF COMMON  STOCK  ISSUABLE  HEREUNDER
      HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MUST BE HELD INDEFINITELY UNLESS SUBSEQUENTLY REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR DISPOSED OF PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


                                   WARRANT

Company:                Allied Healthcare Products, Inc., a Delaware corporation

Number of Shares:       1,562

Class of Stock:         Common Stock

Initial Exercise Price: $7.025 per share

Issued as of:           August 7, 1997

Expiration Date:        August 7, 2002

      FOR VALUE RECEIVED, the adequacy and receipt of which is hereby acknowledged, ALLIED HEALTHCARE PRODUCTS, INC., a Delaware corporation, hereby certifies that DENNIS W. SHEEHAN ("Sheehan"), an individual, and his successors and assigns, are entitled to purchase from the Company at any time and from time to time on and after August 7, 1998, until 12:00 midnight California local time on the Expiration Date at an initial exercise price of SEVEN AND 025/1000 DOLLARS ($7.025) per share of Common Stock One Thousand Five Hundred Sixty-Two (1,562) fully paid and nonassessable shares of Common Stock of the Company on the terms and conditions hereinafter set forth.

      The number of such shares of Common Stock and the Exercise Price are subject to adjustment as provided in this Warrant. Anything contained in this Warrant to the contrary notwithstanding, the number of shares of Common Stock which may be issued upon exercise of this Warrant by any Regulated Warrantholder shall never exceed such amount (the "Maximum Amount") as may be permitted under the Bank Holding Company Act, or any successor statute, or under any other federal or state banking laws or regulations to which such Regulated Warrantholder may be subject at the time of such exercise. If the number of shares of Common Stock which may be issued upon exercise of this Warrant exceeds the Maximum Amount, the number of shares of Common Stock into which this Warrant may be exercised will be reduced to the Maximum Amount and the Company will pay to Foothill by check or in cash such amount that equals the Exercise Price multiplied by the number of shares of Common Stock by which the Warrant is reduced pursuant to this paragraph.

      1. CERTAIN DEFINITIONS. As used in this Warrant, the following terms have the following definitions:

      "Additional Shares of Common Stock" means all shares of Common Stock issued or issuable by the Company after the date of this Warrant.

      "Common Stock" means the Company's Common Stock, par value $.01 per share, and includes any common stock of the Company of any class or classes resulting from any reclassification or reclassifications thereof which is not limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

      "Company"   means   Allied   Healthcare   Products,   Inc.,  a  Delaware
corporation.

      "Convertible Securities" means evidence of indebtedness, shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

      "Current Market Price" of a share of Common Stock or of any other security as of a relevant date means: (i) the Fair Value thereof as determined in accordance with clause (ii) of the definition of Fair Value with respect to Common Stock or any other security that is not listed on a national securities exchange or traded on the over-the-counter market or quoted on NASDAQ, and (ii) the average of the daily closing prices for the ten (10) trading days before such date (excluding any trades which are not bona fide arm's length transactions) with respect to Common Stock or any other security that is listed on a national securities exchange or traded on the over-the-counter market or quoted on NASDAQ. The closing price for each day shall be (i) the last sale price of shares of Common Stock or such other security, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of Common Stock or if no securities of the same class as such other security are then listed or admitted to trading on any national securities exchange, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if no shares of Common Stock or if no securities of the same class as such other security are then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Warrantholders.

      "Exchange Act" means the Securities Act of 1934.

      "Exercise Period" means the period commencing on August 7, 1998 and ending at 12:00 midnight California local time on the Expiration Date.

      "Exercise Price" means initially Seven and 025/1000 Dollars ($7.025) per share, subject to adjustment as provided in this Warrant.

      "Expiration Date" means August 7, 2002.

      "Fair Value" means: (i) with respect to a share of Common Stock or any other security, the Current Market Price thereof, and (ii) with respect to any other property, assets, business or entity, an amount determined in accordance with the following procedure: the Company and the holders of the Warrants and Warrant Shares, as applicable, shall use their best efforts to mutually agree to a determination of Fair Value within ten (10) days of the date of the event requiring that such a determination be made. If the Company and such holders are unable to reach agreement within said ten (10) day period, the Company and such holders shall within ten (10) days of the expiration of the ten (10) day period referred to above each retain a separate independent investment banking firm (which firm shall not be the investment banking firm regularly retained by the Company). If either the Company or such holders fails to retain such an investment banking firm during such period, then the independent investment banking firm retained by such holders or the Company, as the case may be, acting along, shall take the actions outlined below. Such firms shall determine (within thirty (30) days of their being retained) the Fair Value of the security, property, assets, business or entity, as the case may be, in question and deliver their opinion in writing to the Company and to such holders. If such firms cannot jointly make the determination, then, unless otherwise directed by agreement of the Company and such holders, such firms, in their sole discretion, shall choose another investment banking firm independent of the Company and such holders, which firm shall make the determination and render an opinion as promptly as practicable. In either case, the determination so made shall be conclusive and binding on the Company and such holders. The fees and expenses of any such determination made by any and all such independent investment banking firms shall be paid by the Company. If there is more than one holder of Warrants, and/or Warrant Shares entitled to a determination of Fair Value in any particular instance, each action to be taken by the holders of such Warrants and/or Warrant Shares under this Section shall be taken by a majority in interest of such holders and the action taken by such majority (including as to any mutual agreement with the Company with respect to Fair Value and as to any selection of investment banking firms) shall be binding upon all such holders. In the case of a determination of the Fair Value per share of Common Stock, the Company and such holders shall not take into consideration, and shall instruct all such investment banking firms not to take into consideration, any premium for shares representing control of the Company, any discount for any minority interest therein or any restrictions on transfer under applicable federal and state securities laws or otherwise.

      "Foothill" means Foothill Capital Corporation, a California corporation.

      "Indemnified Party" and "Indemnifying Party" have the meanings set forth in Section 11(e)(iii).

      "Loan Agreement" means that certain Loan and Security Agreement of even date herewith among the Company, its subsidiaries named therein and Foothill.

      "Registrable Stock" means: (i) all Warrant Shares which are issuable to the Warrantholders pursuant to the Warrants, whether or not the Warrants have in fact been exercised and whether or not such Warrant Shares have in fact been issued, (ii) all Warrant Shares acquired by the Warrantholders pursuant to the Warrants, (iii) any shares of Common Stock, whether or not such shares of Common Stock have in fact been issued, and stock or other securities of the Company issued upon conversion of, in a stock split or reclassification of, or a stock dividend or other distribution on, or in substitution or exchange for, or otherwise in connection with, such Warrant
Shares. For purposes of Section 11, a Warrantholder of record shall be treated as the record holder of the related Warrant Shares and other securities issuable pursuant to the Warrants.

      "Regulated Warrantholder" means any Warrantholder which is, or the part of which is, subject to the Bank Holding Company Act, or any successor statute, or any other federal or state banking laws and regulations.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Warrant(s)" means this Warrant and any warrants issued in exchange or replacement of this Warrant or upon transfer hereof.

      "Warrantholder(s)" means Sheehan and his successors and assigns.

      "Warrant Share" means shares of Common Stock issuable to Warrantholders pursuant to the Warrants.

      2. EXERCISE OF WARRANT. This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period by written notice to the Company and upon payment to the Company of the Exercise Price (subject to adjustment as provided herein) for the shares of Common Stock in respect of which the Warrant is exercised.

      3. FORM OF PAYMENT OF EXERCISE PRICE. Anything contained herein to the contrary notwithstanding, at the option of the Warrantholders, the Exercise Price may be paid in any one or a combination of the following forms: (a) by wire transfer to the Company, (b) by the Warrantholder's check to the Company, (c) by the cancellation of any indebtedness owed by the Company and/or any subsidiaries of the Company to the Warrantholder, and/or
(d) by the surrender to the Company of Warrants, Warrant Shares, Common Stock and/or other securities of the Company and/or any subsidiaries of the Company having a Fair Value equal to the Exercise Price.

      4.    CASHLESS EXERCISE/CONVERSION; APPRECIATION RIGHTS.

            (a) Cashless Exercise/Conversion. In lieu of exercising this Warrant as specified in Sections 2 and 3 above, the Warrantholders may from time to time at the Warrantholders' option convert this Warrant, in whole or in part, into a number of shares of Common Stock of the Company determined by dividing (A) the aggregate Fair Value of such shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such shares by (B) the Fair Value of one such share.

            (b) Appreciation Right. At any time on or after August 7, 2000, in lieu of exercising this Warrant as specified in Sections 2 and 3 above, the Warrantholders may from time to time at the Warrantholders' option require the Company to purchase this Warrant or any portion hereof, for cash, at a price equal to the then Fair Value of the Common Stock issuable upon exercise of this Warrant less the Exercise Price. Upon the Warrantholders' exercise of this option, the Company shall promptly wire transfer to the Warrantholders such amount in immediately available funds as is required under this Section 4(b), but in no event later than five (5) business days after the exercise of such option, in immediately available funds.

      5. Certificates for Warrant Shares; New Warrant. The Company agrees that the Warrant Shares shall be deemed to have been issued to the Warrantholders as the record owner of such Warrant Shares as of the close of business on the date on which payment for such Warrant Shares has been made (or deemed to be made by conversion) in accordance with the terms of this Warrant. Certificates for the Warrant Shares shall be delivered to the Warrantholders within a reasonable time, not exceeding five (5) days, after this Warrant has been exercised or converted. A new Warrant representing the number of shares, if any, with respect to which this Warrant remains exercisable also shall be issued to the Warrantholders within such time so long as this Warrant has been surrendered to the Company at the time of exercise.

      6. ADJUSTMENT OF EXERCISE PRICE, NUMBER OF SHARES AND NATURE OF SECURITIES ISSUABLE UPON EXERCISE OF WARRANTS.

            (a)   Exercise  Price;   Adjustment  of  Number  of  Shares.   The
Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Exercise Price, the Warrantholders shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, a number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior t such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (b) Adjustment of Exercise Price Upon Issuance of Common Stock. If and whenever after the date hereof the Company shall issue or sell Additional Shares of Common Stock without consideration or for a consideration per share less than the Current Market Price or the Exercise Price then in effect immediately prior to the issuance or sale of such shares, then the Exercise

Price in effect immediately prior to such issuance or sale of such shares shall be reduced to a number which shall be calculated by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price plus (2) the aggregate consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale.

            No adjustment of the Exercise Price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to $.01 per share or more.

            The provisions of this Section 6(b) shall not apply to (i) any Additional Shares of Common Stock which are distributed to holders of Common Stock pursuant to a stock split for which an adjustment is provided for under
Section 6(f), or (ii) any additional shares of Common Stock which are issued upon exercise of options to purchase Common Stock outstanding as of the date of issuance of this Warrant.

            (c) Further Provisions for Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock and Convertible Securities. For purposes of Section 6(b), the following provisions shall also be applicable:

                  (i) in case at any time on or after the date hereof, the Company shall declare any dividend, or authorize any other distribution, upon any stock of the Company of any class, payable in Additional Shares of Common Stock or by the issuance of Convertible Securities, such declaration or distribution shall be deemed to have been issued or sold (as of the record date) without consideration and shall thereby cause an adjustment in the Exercise Price as required by Section 6(b).

                  (ii)  (A)   In  case  at  any  time  on or  after  the  date
hereof, the Company shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof by (b) the maximum aggregate number of Additional Shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities for such minimum aggregate amount of additional consideration; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of Additional Shares of Common Stock at the price per share so determined, and shall thereby cause an adjustment in the Exercise Price, if such an adjustment is required by Section 6(b) hereof.

                        (B) If such Convertible Securities shall by their terms provide for an increase or increases, withe passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange upon the conversion or exchange thereof, the adjusted Exercise Price shall, upon any such increase becoming effective, be increased to such Exercise Price as would have been in effect had the adjustments made upon the issuance of such Convertible Securities been made upon the basis of (and the total consideration received therefor) (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such Convertible Securities, (b) the issuance of all Common Stock, all Convertible Securities and all rights and options to purchase Common Stock issued after the issuance of such Convertible Securities, and
(c) the original issuance at the time of such change of such Convertible Securities then still outstanding; provided, however, that any such increase or increases shall not exceed, in the aggregate, the amount of the original reduction of the Exercise Price attributable to the Convertible Securities.

                        (C) If any rights of conversion or exchange evidenced by such Convertible Securities shall expire without having been exercised, the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment with respect to such Convertible Securities been made on the basis that the only Additional shares of Common Stock issued or sold were those issued upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of such Convertible Securities.

                  (iii) (A) In case at any time on or after the date hereof, the Company shall in any manner grant or issue any rights or options to subscribe for purchase or otherwise acquire Additional Shares of Common Stock, whether or not such rights or options are immediately exercisable, there shall be determined the price per share for such Additional Shares of Common Stock are issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options if the maximum number of Additional Shares were issued pursuant to such rights or options for such minimum aggregate amount of additional consideration, by
(b) the maximum number of Additional Shares of Common Stock of the Company issuable upon the exercise of all such rights or options for such minimum aggregate amount of additional consideration; and the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of Additional Shares of Common Stock at the price per share so determined, and shall thereby cause an adjustment in the Exercise Price, if such an adjustment is required by Section 6(b) hereof.

                        (B) If such rights or options shall by their terms provide for an increase or increases, with passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Exercise Price shall, upon any such increases becoming effective, be increased to such Exercise Price as would have been in effect had the adjustments made upon the issuance of such rights or options been made upon the basis of (and the total consideration received therefor)
(a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such rights or options, (b) the issuance of all Common Stock, all rights and options and all Convertible Securities issued after the issuance of such rights and options, and (c) the original issuance at the time of such change of any such rights or options then still outstanding; provided, however, that any such increase or increases in the Exercise Price shall not exceed, in the aggregate, the amount of the original reduction of the Exercise Price attributable to the grant of such rights or options.

                        (C) If any such rights or options shall expire without having been exercised, the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as wold have been in effect had an adjustment with respect to such rights or options been made on the basis that the only Additional Shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of such rights or options.

                  (iv)  (A)   In  case  at  any  time  on or  after  the  date
hereof, the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities, there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the exchange or conversion of such Convertible Securities if such rights or options were exercised, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the issuance of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options if the maximum number of Convertible Securities were issued pursuant to such rights or options for such minimum aggregate amount of additional consideration, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exchange or conversion of such Convertible Securities if the maximum number of Additional Shares were issued pursuant to such Convertible Securities for such minimum aggregate amount of additional consideration, by
(b) the maximum aggregate number of Additional Shares of Common Stock issuable upon the exchange or conversion of the Convertible Securities for such minimum aggregate amount of additional consideration; and the issue or sale of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such minimum number of Additional Shares of Common Stock at the price per share so determined, and thereby shall cause an adjustment in the Exercise Price, if such an adjustment is required by Section 6(b).

                        (B) If such rights or options to subscribe for or otherwise acquire Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise, exchange or conversion thereof, the adjusted Exercise Price shall, forthwith upon any such increase becoming effective, be increased to such Exercise Price as would have been in effect had the adjustments made upon the issuances of such rights or options been made upon the basis of (and the total consideration received therefor) (a) the issuance of the number of shares of Common Stock therefore actually delivered upon the exchange or conversion of such Convertible Securities, (b) the issuances of all Common Stock and all rights, options and Convertible Securities issued after the issuance of such rights and options and (c) the original issuances at the time of such change of any such rights, options and Convertible Securities issued upon exercise of such rights or options which are then still outstanding; provided, however, that any such increase or increases shall not exceed, in the aggregate, the amount of the original reduction of the Exercise Price attributable to the grant of such rights or options.

                        (C) If any such rights, options or rights of conversion or exchange of such convertible Securities shall expire without having been exercised, exchanged or converted, the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment been made with respect to such rights, options or rights of conversion or exchange of such Convertible Securities on the basis that the only Additional Shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and exchange or conversion of such Convertible Securities and that they were issued or sold for the consideration actually received by the Company upon exercise of such rights and options and exchange or conversion of such Convertible Securities, plus the consideration if any, actually received by the Company for the granting of such rights, options or Convertible Securities.

                  (v) In any case where an adjustment has been made in the Exercise Price upon the issuance of Convertible Securities or any rights or options to purchase Convertible Securities or Additional Shares of Common
Stock pursuant to this Section 6(c), no further adjustment shall be made at the time of the conversion of any such Convertible Securities or at the time of the exercise of any such rights or options.

                  (vi) In case at any time on or after the issuance of this Warrant any shares of Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the company shall be deemed to be the Fair Value of such consideration. Whether or not the consideration so received is cash, the amount thereof shall be determined after deducting therefrom any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

                  (vii) In case at any time the company shall fix a record date of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Convertible Securities or rights or options to purchase either thereof, or
(b) to subscribe for or purchase Common Stock, Convertible Securities or rights or options to purchase either thereof, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed, pursuant to this Section 6(c), to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (viii) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this
Section 6(c).

            (d)   Reorganization, Reclassification,  Consolidation, Merger or
Sale. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive cash, stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Warrantholders shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant upon exercise of this Warrant and in lieu of the shares of the Common Stock of the Company immediately therefore purchasable and receivable upon the exercise of the rights represented hereby, such cash, shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such Common Stock immediately therefore purchasable and receivable upon the exercise of the rights represented hereby, and in any such case appropriate provision shall be made with respect to the rights and interest of the Warrantholders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any consolidation, merger or sale of all or substantially all of the assets of the Company unless prior to or simultaneous with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation, merger or purchase of such assets shall assume, by written instrument executed and mailed or delivered to the Warrantholders, the obligation to deliver to such Warrantholders such cash (or cash equivalent), shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholders may be entitled to receive and containing the express assumption of such successor corporation of the due and punctual performance and observance of each provision of this Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder; provided, however, in the case of any consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation effected in such a manner that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, at the election of each Warrantholder, in lieu of receiving such stock, securities or assets, such Warrantholder shall receive cash equal to the Fair Value of the Common Stock issuable upon exercise of the Warrant, less the Exercise Price payable upon exercise thereof.

                  In case any Additional Shares of Common Stock or Convertible Securities or any rights or options to purchase any Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets of such merged corporation as the Board of Directors of the Company shall in good faith determine to be attributable to such Additional Shares of Common Stock, Convertible Securities or rights or options, as the case may be, and the Exercise Price shall be adjusted in accordance with this Section 6(d).

            (e) Company to Prevent Dilution. In case at any time or from time to time conditions arise by reason of action taken by the Company which are not adequately covered by the provisions of this Section 6, and which might materially and adversely affect the exercise rights of the Warrantholders under any provision of this Warrant, unless the adjustment necessary shall be agreed upon by the Company and the Warrantholders, the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing (who have not been employed by the Company within the last five years), acceptable to the Warrantholders, what the Company's expense shall give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 6, necessary with respect to the Exercise Price and the number of shares purchasable upon exercise of the Warrants, so as to preserve, without dilution, the exercise rights of the Warrantholders. Upon receipt of such opinion, such Board of Directors shall forthwith make the adjustments described therein.

            (f) Stock Splits and Reverse Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

            (g) Dissolution, Liquidation and Winding-Up. In case the Company shall, at any time prior to the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Warrantholders shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the shares of Common Stock of the Company which such Warrantholders would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such Warrantholders upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Company, had such Warrantholders been the holders of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any cash distribution in excess of the Exercise Price provided for by this Warrant, the Warrantholders may, at each such Warrantholder's option, exercise the same without making payment of the Exercise Price, and in such case the Company shall, upon the distribution to said Warrantholders, consider that said Exercise Price has been paid in full to it and in making settlement to said Warrantholders, shall deduct from the amount payable to such Warrantholders an amount equal to such Exercise Price.

            (h) Noncash Consideration. In case any Additional Shares of Common Stock or Convertible Securities or any rights or options to purchase any Additional Shares of Common Stock or Convertible Securities shall be issued for a consideration in a form other than cash, the amount of such consideration shall be deemed to be the Fair Value thereof.

            (i) Accountants' Certificate. In each case of an adjustment in the number of shares of Common Stock or other stock, securities or property receivable on the exercise of the Warrants, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company and acceptable to the Warrantholders to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock, rights, options or Convertible Securities issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock of each class outstanding or deemed to be outstanding, (c) the adjusted Exercise Price and
(d) the number of shares issuable upon exercise of this Warrant. The Company will forthwith mail a copy of each such certificate to each Warrantholder.

      7.    SPECIAL AGREEMENTS OF THE COMPANY.

            (a) Reservation of Shares. The Company covenants and agrees that all Warrant Shares will, upon issuance, be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company hereby covenants and agrees to take all such action as may be necessary to assure that the par value per share of the Common Stock is at all times equal to or less than the Exercise Price.

            (b) Avoidance of Certain Actions. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all of such action as may be necessary or appropriate in order to protect the rights of the Warrantholders against dilution or other impairment of their rights hereunder.

            (c) Securing Governmental Approvals. If any shares of Common Stock required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal law (other than the Securities Act) or under any state law before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be.

            (d) Listing on Securities Exchanges; Registration. If, and so long as, any class of the Company's Common Stock shall be listed on any national securities exchange (as defined in the Exchange Act), the Company will, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all Warrant Shares and maintain the listing of Warrant Shares after their issuance; and the Company will so list on such national securities exchange, will register under the Exchange Act (or any similar statute then in effect), and will maintain such listing of, any other securities that at any time are issuable upon exercise of this Warrant if and at the time any securities of the same class shall be listed on such national securities exchange by the Company.

            (e) Information Rights. So long as the Warrantholders hold this Warrant and/or any of the Warrant Shares, the Company shall deliver to the Warrantholders (i) promptly after mailing, copies of all communications to the shareholders of the Company, (ii) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by the independent public accountants of recognized standing, and (iii) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

            (f) Restrictions on Public Sale by the Company. In the event of an underwritten offering by the Company made pursuant to a registration statement filed pursuant to Sections 11(a) or 11(b) the Company will not effect any public or private sale or distribution of its convertible debt or equity securities, including a sale under Regulation D of the Securities Act, for such period of time (not to exceed 90 days) as may be requested by the underwriters subject to customary exceptions; and the Company shall cause each holder of its privately placed convertible debt or equity securities issued by it at any time on or after the date of this Warrant to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act.

            (g) Preemptive Rights. In the event the Company offers to the Company's shareholders the right to purchase any securities of the Company, then all shares of Common Stock issuable pursuant to the Warrants shall be deemed to be issued and outstanding and held by the Warrantholders and the Warrantholders shall be entitled to participate in such rights offering.

            (h) Compliance with Law. The Company shall comply with all applicable laws, rules and regulations of the Untied States and of all states, municipalities and agencies and of any other jurisdiction applicable to the Company and shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate existence and authority necessary to continue its business.

      8. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Current Market Value of one share of Common Stock.

      9. NOTICES OF STOCK DIVIDENDS, SUBSCRIPTIONS, RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS, ETC. If at any time: (i) the Company shall declare a cash dividend (or an increase in the then existing dividend rate), or declare a dividend on Common Stock payable otherwise than in cash out of its net earnings after taxes for the prior fiscal year; or (ii) the Company shall authorize the granting to the holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or (iii) there shall be any capital reorganization, or reclassification, or redemption of the capital stock of the Company, or consolidation or merger of the Company with or sale of all or substantially all of its assets to, another corporation or firm; or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall give to the Warrantholders at the addresses of such Warrantholders as shown on the books of the Company, at least twenty
(20) days prior to the applicable record date hereinafter specified, a written notice summarizing such action or event and stating the record date for any such dividend or rights (or, if a record date is not to be selected, the date as of which the holders of Common Stock of record entitled to such dividend or rights are to be determined), the date on which any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected the holders of Common Stock of record shall be entitled to effect any exchange of their shares of Common Stock for cash (or cash equivalent), securities or other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up.

      10.   REGISTERED HOLDER; TRANSFER OF WARRANTS OR WARRANT SHARES.

            (a)   Maintenance  of  Registered   books;   Ownership  of  this
Warrant. The Company shall keep at its principal office a register in which the Company shall provide for the registration, transfer and change of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

            (b) Exchange and Replacement. This Warrant is exchangeable upon surrender hereof by the registered holder to the Company at its principal office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said registered holder at the time of surrender. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and new Warrants shall be made and delivered by the Company, of the same tenor and date as this Warrant bu registered in the name of the transferee(s) upon surrender of this Warrant, duly endorsed, to said office of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant, without requiring the posting of any bond or the giving of any other security. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement.

The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 10.

            (c) Warrants and Warrant Shares Not Registered. The holder of this Warrant, by accepting this Warrant, represents and acknowledges that this Warrant and the Warrant Shares are not being registered under the Securities Act on the grounds that the issuance of this Warrant and the offering and sale of such Warrant Shares are exempt from registration under
Section 4(2) of the Securities Act as not involving any public offering.

      11.   REGISTRATION.

            (a) Required Registration. Whenever the Company shall receive a written request therefor from any holder or holders of at least 50% of the Registrable Stock, the Company shall promptly prepare and file a registration statement under the Securities Act covering the Registrable Stock which is the subject of such request and shall use its best efforts to cause such registration statement to become effective as expeditiously as possible; provided that the Company's obligations under this Section 11(a) shall be limited to one required registration only. Upon the receipt of such request, the Company shall promptly give written notice to all holders of Registrable Stock that such registration is to be effected. The Company shall include in such registration statement such Registrable Stock for which it has received written requests to register such shares by the holders thereof within thirty
(30) days after the effectiveness of the Company's written notice to such other holders. Except as hereinafter expressly provided, without the written consent of the holders of a majority of the shares of Registrable Stock for which registration has been requested pursuant to this Section, neither the Company nor any other holder of securities of the Company may include securities in such registration.

            (b)   Incidental   Registration.   Each  time  the  Company  shall
determine to file a registration statement under the Securities Act (other than on From S-8 or Form S-4) in connection with the proposed offer and sale for money of any of its securities by it or by any of its securities holders, the company will give written notice of its determination to all holders of Registrable Stock. Upon written request of a holder of any Registrable Stock, the Company will cause all such Registrable Stock, the holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Stock to be so registered in accordance with the terms of the proposed offering. If the registration statement is to cover an underwritten distribution, the Company shall use its best efforts to cause the Registrable Stock requested for inclusion pursuant to this Section 11(b) to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all the Registrable Stock requested to be registered would materially and adversely affect the successful marketing of the other shares proposed to be offered, then the amount of the Registrable Stock to be included in the offering shall be reduced and the Registrable Stock and the other shares to be offered shall participate in such offering as follows: the shares to be sold by the company, the Registrable Stock to be included in such offering and the other shares of Common Stock to be included in such offering shall each be reduced pr rata in proportion to the number of shares of Common Stock proposed to be included in such offering by each holder of such shares and by the Company.

            (c)   Registration  Procedures.  If and  whenever  the  Company is required by the provisions of Section 11(a) or 11(b) to effect the registration of Registrable Stock under the Securities Act, the Company will, at its expense, expeditiously as possible:

                  (i) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a registration statement on the form of registration statement appropriate with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the securities covered by such registration statement have been sold, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete until the securities covered by such registration statement have been sold;

                  (ii) If the offering is to be underwritten, in whole or in part, enter into a written underwriting agreement with the holders of the Registrable Stock participating in such offering and the underwriter in form and substance reasonably satisfactory to the managing underwriter of the public offering and the holders of the Registrable Stock participating in such offering;

                  (iii) Furnish to the holders of securities participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus and such other documents as such underwriters and holders may reasonably request in order to facilitate the public offering of such securities;

                  (iv) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders and underwriters may reasonably request.

                  (v) Notify the holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (vi) Notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (vii) Prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution or the Registrable Stock by such holders;

                  (viii) Prepare and promptly file with the Commission, and promptly notify such holders of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus is then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ix) In case any of such holders or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such registration statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

                  (x) Advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (xi) If requested by the managing underwriter or underwriters or a holder of Registrable Stock being sold in connection with an underwritten offering, immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Stock being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Stock, including information with respect to the Registrable Stock being sold to such underwriters, the purchase price being paid for by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Stock to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (xii) Cooperate with the selling holders of Registrable Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold and not bearing any restrictive legends; and enable such Registrable Stock to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

                  (xiii) Prepare a prospectus supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required documents so that, as thereafter delivered to the purchasers of the Registrable Stock, the prospectus will not contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (xiv) Enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                        (A) make such representations and warranties to the holders of such Registrable Stock and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

                        (B) If an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 11(e) hereof with respect to all parties to be indemnified pursuant to said Section; and

                        (C) The Company shall deliver such documents and certificates as may be requested by the holders of the majority of the Registrable Stock being sold and the managing underwriters, if any, to evidence compliance with the terms of this Section 11(c) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                              The above  shall be done at each  closing  under
such underwriting or similar agreement or as and to the extend required thereunder;

                  (xv)  Make available for inspection by a  representative  of the holders of a majority of the Registrable Stock, any underwriter participating in any disposition pursuant to a registration statement, and any attorney or accountant retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the preparation of the registration statement; provided, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order;

                  (xvi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Company's security holders, earning statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety
(90) days, if such a period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Stock is sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, (ii) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement;

                  (xvii) Not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders has objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof; provided, however, that the failure of such holders or their counsel to review or object to any amendment or supplement to such registration statement or prospectus shall not affect the rights of such holders or any controlling person or persons thereof or any underwriter or underwriters therefor under Section 11(e) hereof; and

                  (xviii)     At the  request of any such  holder (i)  furnish
to such holder on the effective date of the registration statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement; an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making
such  request,   covering  such  matters  with  respect  to  the  registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and such opinion of counsel shall additionally cover such legal and factual matters with respect to the registration as such requesting holder or holders may reasonably request, and (ii) use its best efforts to furnish to such holder letters dated each such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or, if the offering is not underwritten, that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending immediately prior to the date of such letter with respect to the registration statement and prospectus, as such requesting holder or holders may reasonably request.

            (d) Expenses of Registration. All expenses incident to the Company's performance of or compliance with this Warrant, including, without limitation, the following shall be borne by the Company, regardless of whether the registration statement becomes effective:

                  (i) All registration and filing fees (including those with respect to filings required to be made with the National Association of Securities Dealers, Inc.);

                  (ii) Fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Stock and in determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Stock being sold may designate);

                  (iii) Printing, messenger, telephone and delivery expenses;

                  (iv) Fees and disbursements of counsel for the Company and for the sellers of the Registrable Stock as hereinafter provided;

                  (v) Fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "comfort" letters required by or incident to such performance); and

                  (vi) Fees and expenses of other persons retained by the Company.

                        The Company will, in any event, pay its internal expenses (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company.

                        In connection with the registration statement required hereunder, the Company will reimburse the holders of Registrable Stock being registered pursuant to the registration statement for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if conflict exists among such selling holders in the exercise of the reasonable judgment of counsel for the selling holders and counsel for the Company) chosen by the holders of a majority of such Registrable Stock.

            (e)   Indemnification.

                  (i) The Company hereby agrees to indemnify each of the holders of Registrable Stock against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary or final prospectus, or other document incident to any such registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to reimburse the holders of Registrable Stock (including officers and directors of the same and controlling persons) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the holders of the Registrable Stock in an instrument duly executed by Warrantholders and stated to be specifically for use therein.

                  (ii) The holders of the Registrable Stock severally and not jointly agree to indemnify the Company and its officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any prospectus, offering circular or document incident to any registration, qualification or compliance relating to securities purchased pursuant to the Warrants (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and each other person indemnified pursuant to this subsection (ii) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this subsection (ii) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information (including, without limitation, written negative responses to inquiries) furnished to the Company by an instrument duly executed by Warrantholders and stated to be specifically for use in such prospectus, or other document (or related registration statement, notification or the like) or any amendment or supplement thereto.

                  (iii) Each party entitled to indemnification hereunder (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (as such Indemnifying Party's expense) to assume the defense of any claim or litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the omission by any Indemnified Party of its obligations under this Section 11(e) expect to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (iv) If the indemnification provided for in this Section 11(e) is unavailable or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion a is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and the Indemnified Party on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Warrantholders agree that it would not be just and equitable if contributions pursuant to this Section 11(e) were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable to an Indemnified Party as a result of the losses, claims, damages, liabilities, or actions in respect thereof, referred to above, shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section 11(e), in no event shall the amount contributed by any seller of Registrable Stock exceed the aggregate net offering proceeds received by such seller from the sale of Registrable Stock to which such contribution or indemnification claim relates. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentations.

                  (v) The indemnification required by this Section 11(e) shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. Anything contained herein to the contrary notwithstanding, the maximum aggregate liability of any holder of Registrable Stock under this Section 11(e) shall not exceed the amount of the net proceeds actually received by such holder from the sale of its Registrable Stock pursuant to the registration, qualification, notification or compliance in respect of which such liability arose.

            (f) Reporting Requirements Under Exchange Act. The Company shall maintain the registration of its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act, or otherwise. The Company under the Securities Act, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. The Company shall forthwith upon request furnish any holder of Registrable Stock (i) a written statement by the Company that it has complied with such reporting requirements; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents filed by the Company that it has complied with the Commission as such holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purpose of the requirements contained in this Section 11(f) is to enable any such holder to comply with the current public information requirement contained in Rule 144 (or any other similar exemptive provision). In addition, the Company shall take such other measures and file such other information, documents and reports as shall hereafter be required by the Commission as a condition to the availability of Rule 144 and Rule 144A under the Securities Act (or any similar exemptive provision hereafter in effect).

            (g) Stockholder Information. The Company may require each holder of Registrable Stock as to which any registration is to be effected pursuant to this Section 11 to furnish the Company such information with respect to such holder and the distribution of such Registrable Stock as shall be required by law or by the Commission in connection therewith.

      12. REPRESENTATION AND WARRANTIES. The Company hereby represents and warrants to and covenants with Foothill, each Warrantholder, and each holder of Warrant Shares that:

            (a)   Organization  and   Capitalization   of  the  Company.   The
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. As of the date hereof, the authorized capital of the Company consists of 30,000,000 shares of Common Stock and 1,500,000 shares of Preferred Stock, of which 7,801,682 shares of Common Stock and no shares of Preferred Stock are issued and outstanding. The Company has, and at all times during the Exercise Period will have, reserved for issuance pursuant to the Warrants that number of shares of Common Stock that are issuable pursuant to the Warrants. No unissued shares of Common Stock are reserved for any purpose other than for issuance upon the exercise of the Warrants. As of the date hereof, the Company has not issued or agreed to issue any stock purchase rights, options, convertible securities, warrants (other than this Warrant) or any other securities or indebtedness convertible into shares of Common Stock, and there are no preemptive rights in effect with respect to the issuance of any shares of Common Stock. All the outstanding shares of Common Stock and Preferred Stock have been validly issued without violation of any preemptive or similar rights, are fully paid and nonassessable and have been issued in compliance with all federal and applicable state securities laws.

            (b) Authority. The Company has full corporate power and authority to execute and deliver this Warrant, to issue the shares of Common Stock issuable upon exercise of this Warrant, and to perform all of its obligations hereunder, and the execution, delivery and performance hereof has been duly authorized by all necessary corporate action on its part. This Warrant has been duly executed on behalf of t he Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

            (c)   No  Legal  Bar.   Neither   the   execution,   delivery   or
performance of this Warrant nor the issuance of the shares of Common Stock issuable upon exercise of this Warrant will (a) conflict with or result in a violation of the Certificate of Incorporation or By-Laws of the Company, (b) conflict with or result in a violation of any law, statue, regulation, order or decree applicable to the Company or any affiliate, (c) require any consent or authorization or filing with, or other act by or in respect of any governmental authority or (d) result in a breach of, constitute a default under or
constitute  an  event  creating   rights  of   acceleration,   termination  or
cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound.

            (d) Validity of Shares. When issued upon the exercise of this Warrant as contemplated herein, the shares of Common Stock so issued will have been validly issued and will be fully paid and nonassessable. On the date hereof, the par value of the Common Stock is less than the Exercise Price per share of Common Stock.

      13. CONTINUING VALIDITY. Sheehan and each holder of Warrant Shares shall continue to be entitled to all rights to which a Warrantholder is entitled pursuant to the provisions of this Warrant except such rights as by their terms apply solely to a Warrantholder, notwithstanding the fact that this Warrant has been exercised or the period of exercisability has expired. The Company will, at any time upon the request of Sheehan or a holder of the Warrant Shares, acknowledge in writing, in form reasonably satisfactory to Sheehan or such holder, the Company's continuing obligation to be entitled in accordance with the provisions of this Warrant; provided, however, that if Sheehan or such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to Sheehan and such holder all such rights.

      14.   REDEMPTION.

            (a) This Warrant may be redeemed, at the option of the Company, at any time after August 7, 2000 until the Expiration Date, for a redemption price equal to two times the then current Exercise Price, as adjusted as provided in this Warrant. This Warrant must be redeemed in whole and not in part if the Company exercises such right of redemption. All rights to exercise this Warrant shall terminate at 12:00 midnight California local time on the business day immediately preceding the date fixed for redemption.

            (b) In the event the Company shall exercise its right to redeem this Warrant, it shall give notice to the Warrantholders by mailing a notice of redemption in accordance with the provisions stated herein, not less than 30 days prior to the redemption date.

            (c) The notice of redemption shall specify the redemption price, the date fixed for redemption, the place where this Warrant shall be delivered and the redemption price shall be paid, and that the right to exercise this Warrant shall terminate at 12:00 midnight California local time on the business day immediately preceding the date fixed for redemption.

            (d) Appropriate adjustment shall be made to the redemption price on the same basis as provided in Section 6 hereof with respect to adjustment of the Exercise Price.

            (e)   Effective  on the  date of the  notice  of  redemption,  the
appreciation   right  set  forth  in   Section   4(b),   and  all   rights  of
Warrantholders under such Section 4(b), shall automatically terminate.

      15.   MISCELLANEOUS PROVISIONS.

            (a) Notice of Expiration. The Company shall give written notice to the Warrantholders specifically advising them of the Expiration Date and of their right to exercise the Warrants not more than one hundred eighty (180) days and not less than ninety (90) days before the Expiration Date. If such written notice is not so given, the Expiration Date shall automatically be extended until ninety (90) days after the date that the Company gives the Warrantholders such written notice.

            (b) Notices. All notices hereunder shall be in writing and shall be deemed to have been given five (5) days after being mailed by certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

      To the Company:   Allied Healthcare Products, Inc.
                        1720 Sublette Avenue
                        St. Louis, Missouri 63110
                        Attention: Mr. Barry Baker
                        Fax No.: (314) 771-0650

      With copies to:   Disckstein, Shapiro, Morin & Oskinsky, LLP
                        2101 L Street NW
                        Washington, D.C. 20037
                        Attention:  Allen B. Goldstein, Esq.
                        Fax No.:    (202) 887-0689

      To the            Dennis W. Sheehan
      Warrantholders    Sam Hammacher
      or holder of      Harbour Group, Ltd.
      Warrant Shares:   7701 Fortsyth
                        Clayton, Missouri
                        Fax No.: (314) 725-7724

      With a copy (which      Greensfelder, Hemker & Gale, P.C.
      shall not constitute    10 South Broadway; Suite 2000
      notice) to:             St. Louis, Missouri 63102
                              Attention:  Joseph D. Lehrer, Esq.
                              Fax No.:    (314) 241-8624

provided, however, that any notice of change of address shall be effective only upon receipt.

            (c) Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, Foothill, the Warrantholders and the holders of Warrant shares and the successors, assigns and transferees of the Company, Sheehan, the Warrantholders and the holders of Warrant Shares.

            (d) Attorneys' Fees. The Company agrees to pay, on demand, all attorneys' fees (including attorneys' fees incurred pursuant to proceedings arising under the Bankruptcy Code) and all other costs and expenses which may be incurred by Sheehan, the Warrantholders and the holders of Warrant Shares in connection with any amendment to this Warrant and/or in connection with the enforcement of this Warrant or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Obligations under the Loan Agreement (or any security therefor), whether or not suit is brought.

            (e) Entire Agreement: Amendments and Waivers. This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Warrant may be amended, the Company may take any action herein prohibited or omit to take action herein required to be performed by it, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the majority in interest of the Warrantholders, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

            (f)   Severability.  If any term of this  Warrant  as  applied  to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction.

            (g) Headings. The headings in this Warrant are inserted only for convenience of reference and shall not be used in the construction of any of its terms.

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      IN WITNESS WHEREOF,  the Company has caused this Warrant to be signed by its duly authorized officers as of the date first set forth above.


                                    ALLIED HEALTHCARE PRODUCTS, INC.,
                                    a Delaware corporation


                                          /s/ Barry F. Baker
                                    By:   __________________________________
                                          Name:   Barry F. Baker
                                          Title:  Vice President-Finance